                                                                    Exhibit 99.2


                             THE VIGORO CORPORATION

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                               SPECIAL MEETING OF
                 STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 1996.

  The undersigned hereby appoints Joseph P. Sullivan, Robert E. Fowler, Jr. and Rose Marie Williams, or any of them, with individual power of substitution, proxies to vote all shares of the Common Stock of The Vigoro Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held in Chicago, Illinois, at 10:00 a.m. Chicago time, on February 28, 1996 and at any adjournment thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the related Joint Proxy Statement and Prospectus (with all annexes and enclosures) dated January 30, 1996.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR THE PROPOSAL AND IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                                  THE MERGER.

                                    FOR   AGAINST   ABSTAIN
Proposal to approve and adopt the
Agreement and Plan of Merger
dated as of November 13, 1995
among IMC Global Inc., Bull
Merger Company and The Vigoro
Corporation.                        [_]     [_]       [_]


Please check this box if you plan to attend the Special Meeting[_]

SIGNATURE(S) ______________________________  DATE ______________________________

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to insure that your shares will be represented at the Special Meeting of Stockholders, please sign, date and return this proxy promptly in the enclosed business reply envelope. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                             THE VIGORO CORPORATION

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                               SPECIAL MEETING OF
                 STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 1996.

  The undersigned hereby appoints Joseph P. Sullivan, Robert E. Fowler, Jr. and Rose Marie Williams, or any of them, with individual power of substitution, proxies to vote all shares of the Series E Preferred Stock of The Vigoro Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held in Chicago, Illinois, at 10:00 a.m. Chicago time, on February 28, 1996 and at any adjournment thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the related Joint Proxy Statement and Prospectus (with all annexes and enclosures) dated January 30, 1996.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR THE PROPOSAL AND IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES.

                  (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                                  THE MERGER.

                                    FOR   AGAINST   ABSTAIN
Proposal to approve and adopt the
Agreement and Plan of Merger
dated as of November 13, 1995
among IMC Global Inc., Bull
Merger Company and The Vigoro
Corporation.                        [_]     [_]       [_]


Please check this box if you plan to attend the Special Meeting[_]

SIGNATURE(S) ______________________________  DATE ______________________________

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to insure that your shares will be represented at the Special Meeting of Stockholders, please sign, date and return this proxy promptly in the enclosed business reply envelope. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                             THE VIGORO CORPORATION

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                               SPECIAL MEETING OF
                 STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 1996.

  The undersigned hereby appoints Joseph P. Sullivan, Robert E. Fowler, Jr. and Rose Marie Williams, or any of them, with individual power of substitution, proxies to vote all shares of the Series F Preferred Stock of The Vigoro Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held in Chicago, Illinois, at 10:00 a.m. Chicago time, on February 28, 1996 and at any adjournment thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the related Joint Proxy Statement and Prospectus (with all annexes and enclosures) dated January 30, 1996.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR THE PROPOSAL AND IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES.

                  (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                                  THE MERGER.

                                    FOR   AGAINST   ABSTAIN
Proposal to approve and adopt the
Agreement and Plan of Merger
dated as of November 13, 1995
among IMC Global Inc., Bull
Merger Company and The Vigoro
Corporation.                        [_]     [_]       [_]


Please check this box if you plan to attend the Special Meeting[_]

SIGNATURE(S) ______________________________  DATE ______________________________

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to insure that your shares will be represented at the Special Meeting of Stockholders, please sign, date and return this proxy promptly in the enclosed business reply envelope. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.